T. Rowe Price U.S. Equity Research ETF

Supplement to Prospectus and Summary Prospectus dated March 1, 2026

Effective August 31, 2026, in the Summary Prospectus and Section 1 of the Prospectus, the following language replaces the first paragraph of the current disclosure under “Purchase and Sale of Fund Shares”:

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 20,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

The date of this supplement is August 28, 2026.

ETF967-042 8/28/26